Exhibit 10.52

FOCUS ENHANCEMENTS, INC.

2000 Plan - Executive Non-Qualified Stock Option Agreement

FOCUS ENHANCEMENTS, INC., a Delaware Corporation (the “Company “) hereby grants to                (the “Optionee”) on this the                                 a Non-Qualified Stock Option to purchase                                 (###) shares (the “Option Shares”) of Common Stock, $0.01 par value (the “Common Stock”), at a price per share equaling the closing price of the Company’s common stock on its principle market on a per share basis on the date that the Plan (defined later herein) is approved by the shareholders of the Company. Both parties acknowledge that the Company previously entered an Executive Non-Qualified Stock Option Agreement with Optionee having the same effective date and granting the right to purchase the same amount of shares of Company’s common stock (“Original Agreement”) where such Original Agreement contained language regarding the price of the option which was inconsistent with the intent of the parties. This Agreement shall replace the Original Agreement and upon execution hereof, and such Original Agreement shall immediately become null and void without recourse.

NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Company and the Optionee hereby agree as follows:

1.                                      Grant as Non-Qualified Option; Other Options. This Option is intended to be a Non-Qualified Option (rather than an incentive stock option), and the Board of Directors intends to take appropriate action, if necessary, to achieve this result. This Option is in addition to any other options heretofore or hereafter granted to the Optionee by the Company, but a duplicate original of this instrument shall not affect the grant on another option. This Agreement shall be subject in all respects to shareholder approval of the underlying option plan (“Plan”). If, for any reason, the Plan is not approved by the shareholders, this grant shall be voidable at the sole option of the Company.

2.                                      Vesting of Options. If the Optionee continues to serve the Company as an employee, officer, director, agent, advisor or consultant, including services as a member of the board of Advisors of the Company (such service is described herein as maintaining or being involved in a “Business Relationship” with the Company), then at the end of the first calendar month from the Granting Date, the Option shall vest to the extent of one thirty-sixth (1/36) of the Optioned Shares for each such one calendar month period that elapses from the Granting Date. Notwithstanding the cancellation of the Original Agreement, vesting shall begin on the effective date hereof.

The foregoing notwithstanding, this Option shall become immediately exercisable with respect to all the Option Shares purchasable hereunder if while the Optionee continues to maintain a Business Relationship with the Company in the event of a change of control as defined herein. For purposes of this agreement a “change in control” shall mean: (x) a merger or consolidation of the Company with or into, or the acquisition of the Company by, another entity (y) the sale of all or substantially all of the stock or assets of the Company in a transaction or series of related transactions such that the stockholders of the Company immediately prior to such event do not immediately after giving effect to such event beneficially own voting securities representing in the aggregate more than 80% of the combined voting power of the voting securities of the surviving entity or the entity purchasing such stock or assets (the “Surviving Entity”) or the members of the Board of Directors of the Company immediately prior to such event do not immediately after giving effect to such event constitute a majority of the Board of Directors of the Surviving Entity.

3                                         Termination of Business Relationship. If the Optionee ceases to maintain a Business

Relationship with the Company (or any affiliated corporation) for any reason, no further installments of this Option shall become exercisable except as set forth in Section 2 above, and this Option shall terminate 90 days after the date the Business Relationship ceases, but in no event later than the scheduled expiration date. In such a case, the Optionee’s only rights to exercise options hereunder shall be those which are properly exercisable before the termination of this Option, and the Optionee may exercise this Option for the number of Option Shares which have vested and become exercisable prior to the date of termination.

4.                                      Death: Disability. If the Optionee dies while involved in a Business Relationship with the Company (or any affiliated corporation), this Option may be exercised, to the extent of the number of Option Shares with respect to which the Optionee could have exercised it on the date of his or her death, by his or her estate, personal representative or beneficiary to whom this Option has been assigned pursuant to Section 9, at any time within 180 days after the date of death, but not later than the scheduled expiration date. If the Optionee’s Business Relationship with the Company is terminated by reason of his disability, this Option may be exercised, to the extent of the number of Option Shares with respect to which the Optionee could have exercised it on the date the Business Relationship was terminated, at any time within 180 days after the date of such termination, but not later than the scheduled expiration date. At the expiration of such 180-day period or the scheduled expiration date, whichever is the earlier, this Option shall terminate and the only rights hereunder shall be those as to which the Option was properly exercised before such termination. For the purposes of this Option, the term “disability” shall mean “permanent and total disability” as defined in Section 22(e)(3) of the Internal Revenue Code or successor statute.

5.                                      Partial Exercise. Exercise of this Option up to the extent above stated may be made in part at any time and from time to time within the above limits, except that this Option may not be exercised for a fraction of a share unless such exercise is with respect to the final installment of Option Shares subject to this Option and a fractional share (or cash in lieu thereof) must be issued to permit the Optionee to exercise completely such final installment. Any fractional share with respect to which an installment of this Option cannot be exercised because of the limitation contained in the preceding sentence shall remain subject to this Option and shall be available for later purchase by the Optionee in accordance with the terms hereof.

6.                                      Payment of Price. The Option price is payable in United States dollars only and must be paid:

a.                                       in cash or by personal check, or any combination of the foregoing, equal in amount to the Option price; or

b.                                      in the discretion of the Board of Directors, in cash, by personal check, by delivery of shares of the Company’s Common Stock having a fair market value (as determined by the Board of Directors) equal as of the date of exercise to the Option price, by delivery of a personal recourse promissory note, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the Option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the Optionee’s direction at the time of exercise, or by any combination of the foregoing, equal in amount to the Option Price.

If the Optionee delivers shares of Common Stock held by the Optionee (the “Old Stock”) to the Company in full or partial payment of the option price, and the Old Stock so delivered is subject to restrictions or limitations imposed by agreement between the Optionee and the Company, the Common Stock received by the Optionee on the exercise of this Option shall be subject to all restrictions and limitations applicable to the Old Stock to the extent that the Optionee paid for such Commons Stock or Preferred Stock by delivery of Old Stock, in addition to any restrictions or limitations imposed by this Agreement.

7.                                 Agreement to Purchase for Investment. By acceptance of this Option, the Optionee agrees that a purchase of Option Shares under this Option will not be made with a view to their distribution, as that term is used in the Securities Act of 1933, as amended (the “Securities Act”), unless in the opinion of counsel to the Company such distribution is in compliance with or exempt from the registration and prospectus requirements of the Securities Act and applicable state securities laws, and the Optionee agrees to sign a certificate to such effect at the time of exercising this Option and agrees that the certificate for the Option Shares so purchased may be inscribed with a legend to ensure compliance with the Securities Act and applicable state securities laws.

8.                                 Method of Exercising Option. Subject to the terms and conditions of this Agreement, this Option may be exercised by written notice to the address of the Company, at its Wilmington, Massachusetts office, in the form attached hereto as Exhibit A. Such notice shall state the election to exercise this Option and the number of Option Shares in respect of which it is being exercised and shall be signed by the person or persons so exercising this Option. Such notice shall be accompanied by payment of the full purchase price of such Option Shares, and the Company or its transfer agent shall deliver a certificate or certificates representing such Option Shares as soon as practicable after the notice shall be received. The certificate or certificates for the Option shares as to which this Option shall have been so exercised shall be registered in the name of the person or persons so exercising this Option (or, if this Option shall be exercised by the Optionee and if the Optionee shall so request in the notice exercising this Option, shall be registered in the name of the Optionee and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising this Option. In the event this Option shall be exercised, pursuant to Section 4 hereof, by any person or persons other than the Optionee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this Option. All Option Shares that shall be purchased upon the exercise of this Option as provided herein shall be fully paid and nonassessable.

9.                                 Option Not Transferable.

a.                                       This Option is not transferable or assignable except by will or by the laws of descent and distribution. During the Optionee’s lifetime only the Optionee can exercise this Option.

b.                                      In the event the Option Shares shall be community property, and in the event of a divorce between the Optionee and said Optionee’s spouse, then any transfer of the Option Shares (whether to said Optionee’s spouse or otherwise), shall be a prohibited transfer.

10.                               No Obligation to Exercise Option. The grant and acceptance of this Option imposes no obligation on the Optionee to exercise it.

11.                               No Obligation to Continue Business Relationship. The Company and any affiliated corporations are not, as a result of the grant and acceptance of this Option, obligated in any manner to continue to maintain a Business Relationship with the Optionee.

12.                               No Rights as Stockholder until Exercise. The Optionee shall have no rights as a stockholder with respect to the Option Shares subject to this Agreement until a stock certificate therefor has been issued to the Optionee and is fully paid for by the Optionee. No adjustment shall be made, except adjustments for changes in capitalization pursuant to Section 13 hereof, for dividends (whether in cash, securities or other property) or distributions or other similar rights for which the record date is prior this date such stock certificate is issued.

13.                               Capital Changes and Business Successions. It is the purpose of this Option to encourage the Optionee to work for the best interests of the Company and its stockholders. Because, for example, that might require the issuance of a stock dividend or a merger with another corporation, the purpose of this Option would not be served if such a stock dividend, stock split, merger or similar occurrence would cause the Optionee’s rights hereunder to be diluted or terminated and thus be contrary to the Optionee’s interest. Therefore, if the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company’s assets or otherwise (an “Acquisition”), the Board or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), may, as to outstanding Options, take one or more of the following actions: (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; or (ii) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options any equity securities of the successor corporation; or (iii) upon written notice to the Optionee, provide that all Options must be exercised, to the extent than exercisable, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iv) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable) over the exercise price thereof; or (v) terminate all Options in exchange for the right to participate in any stock option or other employee benefit plan of any successor corporation (giving proper credit to any Optionee for that portion of any Option which has otherwise vested and become exercisable prior to the Acquisition).

14.                               Withholding Taxes. The Optionee hereby agrees that the Company may withhold from the Optionee’s wages or other remuneration the appropriate amount of federal, state and local taxes attributable to the Optionee’s exercise of any installment of this Option. At the Company’s discretion, the amount required to be withheld may be withheld in cash from such wages or other remuneration, or in kind from the Common Stock otherwise deliverable to the Optionee on exercise of this Option. The Optionee further agrees that, if the Company does not withhold an amount from the Optionee’s wages or other remuneration sufficient to satisfy the Company’s withholding obligation, the Optionee will reimburse the Company on demand, in cash, for the amount underwithheld.

15.                               No Exercise of Option if Engagement or Employment Terminated for Cause. If the employment or engagement of the Optionee is terminated for “Cause,” this Option shall terminate on the date of such termination and this Option shall thereupon not be exercisable to any extent whatsoever. “Cause” is conduct, as determined by the Board of Directors, involving one or more of the following: (i) gross misconduct by the Optionee which is materially injurious to the Company; or (ii) the commission of an act of embezzlement, fraud or deliberate disregard of the rules or polices of the Company which results in material economic loss, damage or injury to the Company; or (iii) the unauthorized disclosure of any trade secret or confidential information of the Company or any third party who has a business relationship with the Company or a violation of any noncompetition covenant or assignment of inventions obligation with the Company; or (iv) the commission of an act which induces any customer or prospective customer of the Company to break a contract with the Company or to decline to do business with the Company; or (v) the conviction of the Optionee of a felony involving any financial impropriety or which would materially interfere with the Optionee’s ability to perform his or her services or otherwise be injurious to the Company;

or (vi) the failure of the Optionee to perform in a material respect his or her employment of engagement obligations without proper cause. In making such determination, the Board of Directors shall act fairly and in good faith.

16.                               Stock Certificate Legend. Because the Optionee is an “affiliate” of the Company (as defined in Rule 144 promulgated under the Securities Act), all stock certificates representing shares of Common Stock issued pursuant to the Option shall have affixed thereto legends substantially in the following form:

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Act”), and may not be sold, transferred or assigned unless such shares are registered under the Act or an opinion of counsel, satisfactory to the corporation, is obtained to the effect that such sale, transfer or assignment is exempt from the registration requirements of the Act.”

17.                               Release. Optionee, for itself and his/her respective trustees and beneficiaries, hereby releases, remises and forever discharges Focus Enhancements, Inc., its respective, subsidiaries, affiliates, officers, directors, employees, agents, trustees, beneficiaries, successors and assigns (collectively referred to hereinafter as “Company”) of and from any and all claims, suits, demands, liabilities, sums, dues, actions and causes of action that Optionee has had, now has, or can, shall or may have against Company, or any of them, from the beginning of the world until this date related to the Original Agreement (“Claims”).

The Optionee hereby acknowledges and assumes all risk, chance, hazard, likelihood or possibility, however large or remote, that the Claims may be or become greater or more extensive than is now known, anticipated or expected, that no promise or inducement has been made to the Optionee except the consideration recited herein, and that in executing this Agreement the Optionee does not rely on and will not claim reliance on any statement or representation of the Company or any of them concerning the nature or extent of any Claims.

From the date Optionee receives this Agreement, Optionee has twenty-two (22) days to consider it. Should Optionee decide to sign the Agreement, Optionee has seven (7) days following the signing to revoke the Agreement, and the Agreement will not become effective and enforceable until that seven (7) day revocation period has expired. Should Optionee either decide not to sign this Agreement or should Optionee sign it and elect to revoke it during the seven- (7) day period, then this Agreement shall be null and void.

The Optionee acknowledges that by the signing hereof the Optionee admits to reading and understanding each and every line and the contents and effect of this Release, that the Optionee has had an opportunity to have this document reviewed by an attorney and to give the Optionee legal advice pertaining to this Agreement prior to the Optionee signing this Agreement, and that the signing hereof is the free act and deed of the Optionee or her duly authorized representative.

18.                               Governing Law. This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of Delaware.

19.                               Miscellaneous.

a.                                       Notices. Any notices or communication provided for herein shall be given in writing by first class mail, electronic facsimile transmission, or overnight courier service, which shall be in the case of the Optionee to his or her residence, or to such other address as may be designated by such Optionee.

b.                                       Amendment of Agreement. The provisions of this Agreement may be waived, altered, amended, or repealed, in whole or in part, only on the written consent of all parties to this Agreement.

c.                                       Severability. In the event that any provisions of this Agreement shall be held to be invalid, the remaining Paragraphs shall remain in full force and effect.

d.                                       Attorney’s Fees. In the event of any dispute, claim, arbitration or legal proceeding arising out of this Agreement, the successful or prevailing party shall be entitled to reimbursement from the other of all costs, expenses and attorney’s fees.

e.                                       Necessary Acts. Each party agrees to perform any further acts and execute and deliver any documents which may be reasonably necessary to carry out provisions of this Agreement.

f.                                         Persons Bound. This Agreement shall be binding upon the parties hereto, their respective spouses, heirs, legatees, executors, administrators, permitted transferees and legal successors. This Agreement shall also be binding upon the distribution of any estate or trust which may be a Optionee. At the request of the Company, any such transferees, distributees, assignees, or successors in interest who shall be personally bound by this Agreement shall execute a counterpart of this Agreement.

IN WITNESS WHEREOF the Company and the Optionee have caused this instrument to be executed, as of the date first written above, and the Optionee whose signature appears below acknowledges receipt of a copy of the 10A Prospectus and acceptance of an original copy of this Agreement.

EMPLOYEE	FOCUS ENHANCEMENTS INC.

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